                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): March 1, 1999







                                 FOILMARK, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                      000-24234                113101034
          --------                      ---------                ---------
(State or other jurisdiction        (Commission File         (I.R.S. Employer
      of incorporation)                  Number)            Identification No.)



    5 MALCOLM HOYT DRIVE, NEWBURYPORT, MA                       01950
   -------------------------------------                        -----
  (Address of principal executive offices)                    (Zip Code)



                                 (978) 465-0618
                                 --------------
              (Registrant's telephone number, including area code)

Item 5.           Other Events

(a)               Press Release dated February 26, 1999 issued by
                  Foilmark, Inc.

(b) Management's Discussion and Analysis of Financial Condition and Results of Operations for the year ended December 31, 1998

(c)               Financial Statements for the year ended December 31, 1998:
                  Consolidated Financial Statements

                  1.       Independent Auditor's Report.

                  2. Consolidated Balance Sheets for the years ended December 31, 1998 and 1997.

                  3. Consolidated Statements of Operations for the years ended December 31, 1998, 1997 and 1996.

                  4. Consolidated Statements of Cash Flows for the years ended December 31, 1998, 1997 and 1996.

                  5. Consolidated Statements of Stockholders' Equity for the years ended December 31, 1998, 1997 and 1996.

                  6.       Notes to Consolidated Financial Statements.

                  7.       Schedule II - Valuation and Qualifying Accounts and
                           Reserves

Item 7.           Financial Statements and Exhibits

(c)               Exhibits


EXHIBIT           DESCRIPTION
-------           -----------
99.1              Text of Press Release, dated February 26, 1999, issued by
                  Foilmark, Inc.

99.2              Management's Discussion and Analysis of Financial Condition
                  and Results of Operations for the year ended December 31,
                  1998

99.3 Consolidated Financial Statements of Foilmark, Inc. for the year ended December 31, 1998.








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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FOILMARK, INC.



Date:  March 1, 1999              By:/s/ Frank J. Olsen, Jr.
                                         -----------------------
                                         Frank J. Olsen, Jr.
                                         Chief Executive Officer and President


EXHIBIT           DESCRIPTION
-------           -----------
99.1              Text of Press Release, dated February 26, 1999, issued by
                  Foilmark, Inc.

99.2              Management's Discussion and Analysis of Financial Condition
                  and Results of Operations for the year ended December 31,
                  1998

99.3 Consolidated Financial Statements of Foilmark, Inc. for the year ended December 31, 1998.



















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